EXHIBIT 99.1

LETTER OF TRANSMITTAL

SILGAN HOLDINGS INC.

OFFER TO EXCHANGE

$200,000,000 AGGREGATE PRINCIPAL AMOUNT OF

6¾% SENIOR SUBORDINATED NOTES DUE 2013 WHICH HAVE BEEN REGISTERED

UNDER THE SECURITIES ACT OF 1933

FOR ALL OUTSTANDING

$200,000,000 AGGREGATE PRINCIPAL AMOUNT OF 6¾% SENIOR SUBORDINATED

NOTES DUE 2013 WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES

ACT OF 1933

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY [    ], 2004 UNLESS EXTENDED (THE “EXPIRATION DATE”).

Deliver to:

National City Bank, N.A., Exchange Agent

By Registered Mail or Certified Mail:	By Hand or Overnight Delivery:	New York Drop:	By Facsimile:

National City Bank P.O. Box 92301 Cleveland, OH 44193-0900	National City Bank Corporate Trust Operations 3rd Floor – North Annex 4100 West 150th Street Cleveland, OH 44135-1385	The Depository Trust Company Transfer Agent Drop Service 55 Water Street Jeanette Park Entrance New York, NY 10041	(216) 222-9326 Attn: James Schultz Confirm by Telephone: (216) 222-9352

Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned acknowledges that the undersigned has received and reviewed the Prospectus dated January [    ], 2004 (as amended or supplemented from time to time, the “Prospectus”) of Silgan Holdings Inc. (the “Issuer”) and this Letter of Transmittal (as amended or supplemented from time to time, the “Letter of Transmittal”), which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange $200,000,000 aggregate principal amount of its newly issued 6¾% Senior Subordinated Notes due 2013 (the “New Notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, for all outstanding $200,000,000 aggregate principal amount of its 6¾% Senior Subordinated Notes due 2013 which have not been registered under the Securities Act (the “Old Notes”). The terms of the New Notes are substantially identical to the terms of the Old Notes except for transfer restrictions and registration rights relating to the Old Notes. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

This Letter of Transmittal is to be completed by a holder of Old Notes if (i) certificates for Old Notes are to be forwarded herewith or (ii) tenders of Old Notes are to be made by book-entry transfer into the Exchange Agent’s account at The Depository Trust Company (“DTC”), pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering” section of the Prospectus. Certificates, or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, a substitute Form W-9, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above on or prior to the Expiration Date.

Alternatively, tenders by book-entry transfer may also be made in accordance with the procedures mandated by DTC’s Automated Tender Offer Program (“ATOP”), and by delivering an Agent’s Message (as defined below) in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a confirmation of a book-entry transfer, which states that DTC has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Issuer may enforce this Letter of Transmittal against such participant.

Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or a confirmation of a book-entry transfer and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. See Instruction 1 hereto. Delivery of documents to the DTC does not constitute delivery to the Exchange Agent.

The term “Holder” with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Issuer or any other person who has obtained a properly completed assignment from a registered holder. If you are a beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Old Notes, you should contact the Holder promptly and instruct them to tender such Old Notes on your behalf. If you wish to tender your Old Notes on your own behalf, you must, prior to completing and executing this Letter of Transmittal and delivering your Old Notes, either make appropriate arrangements to register ownership of the Old Notes in your name or obtain a properly completed assignment from the Holder. The transfer of registered ownership of Old Notes may take considerable time. Holders who wish to tender their Old Notes and are not eligible to tender their Old Notes via book-entry transfer and an Agent’s Message must complete in its entirety and execute and deliver this Letter of Transmittal.

The undersigned hereby tenders the Old Notes described in the box entitled “Description of the Old Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the Holder of all the Old Notes and the undersigned represents that it has received from each beneficial owner of Old Notes a duly completed and executed form of “Instruction to Book-Entry Transfer Participant from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

DESCRIPTION OF THE OLD NOTES

NAMES AND ADDRESS(ES) OF REGISTERED HOLDERS (PLEASE FILL IN, IF BLANK)	CERTIFICATE NUMBER(S)[1]	AGGREGATE PRINCIPAL AMOUNT OF NOTES REPRESENTED BY CERTIFICATE(S)[2]	PRINCIPAL AMOUNT OF NOTES TENDERED[3]

TOTAL

1.	Need not be completed if Old Notes are being tendered by book-entry Holders.

2.	Unless indicated in the column labeled “Principal Amount of Notes Tendered,” any tendering Holder of Old Notes will be deemed to have tendered the entire principal amount represented by the column labeled “Aggregate Principal Amount of Notes Represented by Certificate(s).”

3.	The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000.

If the space provided above is inadequate, list the certificate numbers, the aggregate principal amount of Old Notes represented by each such certificate and the principal amount of Old Notes tendered with respect to each such certificate on a separate signed schedule and affix the list to this Letter of Transmittal.

{ }	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

{ }	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE

EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS

HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

{ }	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Old Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution which Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

{    } CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 5 and 6)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 5 and 6)

To be completed ONLY (i) if certificates for Old Notes not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

To be completed ONLY if certificates for Old Notes not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Issue certificate(s) to:

Name

(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security No.)

Credit Old Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

DTC Account Number

Mail to: Name (Please Print) Address (Include Zip Code) (Tax Identification or Social Security No.)

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of this principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (ii) present certificates for such Old Notes for transfer or evidence of book-entry transfer of such Old Notes and to transfer the Old Notes on the books of the Issuer, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned hereby further represents that (i) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Notes, (iii) neither the Holder nor any such other person has an arrangement or understanding with any person (including the Issuer or any of its “affiliates” (as defined below)) to participate in the distribution of such New Notes and (iv) neither the Holder nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer, or a broker-dealer who receives such New Notes directly from the Issuer to resell pursuant to Rule 144A or any other available exemption under the Securities Act.

The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the “SEC”) contained in letters issued to third parties that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act, or a broker-dealer who receives such New Notes directly from the Issuer to resell pursuant to Rule 144A or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders are not engaging in and do not intend to engage in a distribution of the New Notes and have no arrangement or understanding with any person to participate in a distribution of such New Notes. If a holder of Old Notes is engaged in or intends to engage in a distribution of the

New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (1) may not rely on the applicable interpretations of the staff of the SEC, (2) will not be entitled to tender its Old Notes in the Exchange Offer and (3) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and exchange of the Old Notes tendered hereby.

For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, any tendered Old Notes are withdrawn or Old Notes are submitted for a greater principal amount than is desired to be exchanged, certificates for any such unaccepted, withdrawn or non-exchanged Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering Holder as promptly as practicable after the Expiration Date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned understands that tenders of Old Notes pursuant to any of the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, please credit such New Notes and any Old Notes not tendered or exchanged to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged and send said certificates to, the person(s) so indicated or, in the case of a book-entry transfer of Old Notes, please credit such New Notes and any Old Notes not tendered or not exchanged to the account indicated above maintained at DTC. The undersigned recognizes that the Issuer has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

Holders of Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedures on a timely basis), may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 1 regarding the completion of this Letter of Transmittal, printed below.

PLEASE SIGN HERE WHETHER OR NOT

OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

(Date)

Signature(s) of Registered Holder(s) or Authorized Signatory	(Date)

The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the certificate for the Old Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person’s authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.

Name(s):

(Please Print)

Capacity:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number(s):

Signature(s) Guaranteed by an Eligible Institution (as hereinafter defined): (If required by Instruction 4)

(Authorized Signature)

(Name)                                                                                  (Title)

(Name of Firm)

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated                     , 2004

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES.

This Letter of Transmittal is to be completed if (i) certificates for Old Notes are to be forwarded herewith or (ii) tenders of Old Notes are to be made by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering” section of the Prospectus. Certificates, or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, a substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above on or prior to the Expiration Date; provided, however, that book-entry transfers of Old Notes may be effected in accordance with the procedures mandated by DTC’s ATOP. If delivery of Old Notes is effected through ATOP, an Agent’s Message in lieu of this Letter of Transmittal, and any other required documents, must in any case be delivered to and received by the Exchange Agent at its address set forth above on or prior to the Expiration Date.

The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Issuer.

Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through a commercial bank or trust company located or having an office or correspondent in the United States, or by a member firm of a national securities exchange or of the National Association of Securities Dealers, Inc. or a participant in a recognized signature guarantee medallion program (such as a participant in the Securities Transfer Association Medallion Program (STAMP) or the Stock Exchange Medallion Program (SEMP)) (an “Eligible Institution”); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by this Letter of Transmittal (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes (unless such Old Notes are to be tendered via a confirmation of book-entry transfer) and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, (A) either (1) this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes or (2) a confirmation of book-entry transfer, and (B) any other required documents will be deposited by the Eligible Institution with the Exchange Agent or otherwise received by the Exchange Agent; and

(iii) either (A) such properly completed and executed Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing all tendered Old Notes, or (B) a confirmation of book-entry transfer, and all other documents required by this Letter of Transmittal, all in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer’s acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes and as to any ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer, whether or not similar conditions or irregularities are waived in the case of other Holders. Any such waiver shall not constitute a general waiver of the conditions of the Exchange Offer by the Issuer. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

2.    TENDER BY HOLDER. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner’s name or obtain a properly completed bond power from the registered holder.

3.    PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If less than the entire principal amount of any Old Note certificate is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of the Old Notes” above. The entire principal amount of Old Notes set forth on the certificate delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then an Old Note certificate for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, or, in the case of a book-entry transfer, such Old Notes certificate and the certificate or certificates representing New Notes will be credited to an account maintained as DTC, promptly after the Old Note is accepted for exchange.

4.    SIGNATURES ON THE LETTER OF TRANSMITTAL; ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Note without alteration, enlargement or any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which tendered Old Notes are registered.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes are to be reissued) to the registered holder or holders, then the registered holder or holders need not and should not endorse any tendered Old Notes. In any other case, the registered holder must either properly endorse the Old Notes tendered or transmit a properly completed bond or stock power with this Letter of Transmittal, with the signatures on the endorsement or bond or stock power guaranteed by an Eligible Institution.

If this Letter of Transmittal or any Old Notes, endorsements or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, submit with this Letter of Transmittal evidence satisfactory to the Issuer of their authority to so act.

5.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address on account at DTC to which New Notes or substitute Old Notes for any principal amount of Old Notes not tendered or not accepted for exchange are to be issued, sent or deposited, if different from the name and address on account at DTC of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no such instructions are given, any New Notes will be issued in the name of, and delivered to, the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal, and any Old Notes not accepted for exchange will be returned to the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal.

6.    TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes, or Old Notes not tendered or accepted for exchange, are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

7.    FORM W-9. Any Holder who tenders his Old Notes is required to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”) on the Form W-9 which is enclosed herewith. If such Holder is an individual, the TIN is his social security number. Failure to provide the information on the Form W-9 may subject the surrendering Holder to 29 percent federal income tax withholding on any payment made to holders of the New Notes during 2004 and a $50 penalty imposed by the Internal Revenue Service. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, the Holder must submit the appropriate Form W-8, signed under penalties of perjury, attesting to that individual’s exempt status. The appropriate Form W-8 can be obtained from the Exchange Agent.

8.    WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Note tendered.

9.    NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders of Old Notes or transmittals of this Letter of Transmittal will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

10.    INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of Old Notes being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

11.    MUTILATED, LOST, STOLEN OR DESTROYED OLD CERTIFICATES. Any tendering Holder whose certificate(s) representing Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

12.    REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

13.    ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Old Notes when, as and if the Issuer has given written and oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the name and address shown above or, if Old Notes have been tendered by book-entry transfer, to the account at DTC shown above, or at a different address or account at DTC as may be indicated under “Special Delivery Instructions.”

CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the Issuer, the currently applicable backup withholding statutory percentage of all payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number to the Issuer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and the currently applicable backup withholding statutory percentage of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

(Signature)                                                                                                                                    (Date)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF THE CURRENTLY APPLICABLE BACKUP WITHHOLDING STATUTORY PERCENTAGE OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON FORM W-9 FOR ADDITIONAL DETAILS.

(DO NOT WRITE IN SPACE BELOW)

CERTIFICATE SURRENDERED	OLD NOTES TENDERED	OLD NOTES ACCEPTED

Delivery Prepared by:

Checked by:

Date:

NOTICE OF GUARANTEED DELIVERY

WITH RESPECT TO

6¾% SENIOR SUBORDINATED NOTES DUE 2013

OF

SILGAN HOLDINGS INC.

This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Silgan Holdings Inc. (the “Issuer”) made pursuant to the Prospectus, dated January [    ], 2004 (the “Prospectus”), and the Letter of Transmittal (the “Letter of Transmittal”) if certificates for Old Notes of the Issuer are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail, overnight courier or hand delivery to National City Bank, N.A. (the “Exchange Agent”) as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, either (i) a completed, signed and dated Letter of Transmittal (or facsimile thereof) together with the certificates representing all tendered Old Notes, or (ii) confirmation of a book-entry transfer, and all other documents required by the Letter of Transmittal, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

Deliver to:

National City Bank, N.A., Exchange Agent

By Registered Mail or Certified Mail:	By Hand or Overnight Delivery:	New York Drop:	By Facsimile:

National City Bank P.O. Box 92301 Cleveland, OH 44193-0900	National City Bank Corporate Trust Operations 3rd Floor – North Annex 4100 West 150th Street Cleveland, OH 44135-1385	The Depository Trust Company Transfer Agent Drop Service 55 Water Street Jeanette Park Entrance New York, NY 10041	(216) 222-9326 Attn: James Schultz Confirm by Telephone: (216) 222-9352

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal.

Principal Amount of Old Notes Tendered: Certificate Nos. (if available): Total Principal Amount Represented by Old Note Certificate(s):	If Old Notes will be delivered by book-entry transfer to Depository Trust Company, provide account number: Account Number

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH, INCAPACITY OR DISSOLUTION OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

PLEASE SIGN HERE

(Date)

Signature(s) of Registered Holder(s) or Authorized Signatory	(Date)

Area Code and Telephone Number:

Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

Please print name(s) and address(es)

Name (s):

(Please Print)

Capacity:

Address:

(Include Zip Code)

* THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

GUARANTEE

(Not to be used for signature guarantee)

The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States, hereby guarantees that the certificates representing the aggregate principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent’s account at Depository Trust Company pursuant to the procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) (except with respect to a Holder who tenders via ATOP and an Agent’s Message) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

Name of Firm	Authorized Signature

Address	Title

Zip Code	Name: (Please Type or Print)

Area Code and Telephone No.                                                                                                           Dated:

NOTE:	DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM.
CERTIFICATES	FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR
LETTER	OF TRANSMITTAL.